UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): August 23, 2019

WORLD HEALTH ENERGY HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-30256	59-2762023
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1825 NW Corporate Blvd. Suite 110, Boca Raton, FL 33431

(Address of principal executive offices)

Registrant’s telephone number, including area code: (561) 870-0440

Not applicable.

(Registrant’s former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On August 23, 2019 the Board of Directors (the “Board”) of World Health Energy Holdings, Inc. (the “Company”), after redeeming all of its issued and outstanding shares of its Series A Preferred Stock, $0.0007 par value per share (the “Series A”) pursuant to a redemption agreement with David Lieberman and a Waiver of Rights Agreement with Yudit Lieberman, on behalf of the deceased CJ Lieberman, approved the filing of a Certificate of Amendment to Certificate of Designations (the “Series A Certificate”) for the Company’s Series A Preferred Stock.

The Series A Certificate was filed with the State of Delaware on August 26, 2019 and is effective as of such date. The Series A Certificate had the effect of increasing the voting power of the Series A Preferred Stock from 150 votes to 10,000 votes per share.

The foregoing description of the Series A Certificate is qualified in its entirety by reference to the Series A Certificate, which is filed as Exhibits 3.1 hereto, and is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The information in Item 5.03 above is incorporated by reference into this Item 3.02.

On August 23, 2019, the Board after redeeming all of its issued and outstanding shares of its Series A pursuant to the agreements described in Item 5.03 above, and after approving the filing of the Series A Certificate, approved the issuance of 2,500,000 shares of Series A, as amended pursuant to the Series A Certificate, to each Gaya Rozensweig and George Baumoehl, current members of the Board of the Company, in consideration of payment of $1,750.00 each.

The foregoing issuances of the Series A were made in reliance on the exemption from registration under Section 4(a)(2) of the Securities Act of 1933, as amended (the “Act”), in reliance upon exemptions from the registration requirements of the Act in transactions not involving a public offering, including, but not limited to the exemption provided pursuant to Rule 506(b) of Regulation D, as promulgated by the Securities and Exchange Commission under the Act for offers and sales of restricted securities in a private, non-public transactions.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

3.1*	Certificate of Amendment to Certificate of Designations for Series A Preferred Stock.

*Filed herewith.

SIGNATURE

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WORLD HEALTH ENERGY HOLDINGS, INC.

Date: August 28, 2019.	By:	/s/ Giora Rozensweig
Giora Rozensweig
Interim Chief Executive Officer